8. Income Tax Provision	9 Months Ended
Dec. 31, 2018
Notes to Financial Statements
8. Income Tax Provision

Deferred tax assets

At December 31, 2018, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $3,467,116 that may be offset against future taxable income through 2038. The carry-forwards begin to expire in the year 2027. No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $728,094 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a full valuation allowance.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization. The valuation allowance increased approximately $48,369 for the nine months ended December 31, 2018.

Components of deferred tax assets are as follows:

Net deferred taxes – Non-current	December 31, 2018
Expected income tax benefit from NOL carry-forwards	$728,094
Less valuation allowance	(728,094)
Deferred tax assets, net of valuation allowance	$-

Income taxes in the statements of operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

December 31, 2018

Federal statutory income tax rate	21.0%
Change in valuation allowance on net operating loss carry-forwards	(21.0%)
Effective income tax rate	$-